SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 1, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY

SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code     (303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

Apartment Investment and Management Company (“Aimco”) announces that its Chairman and Chief Executive Officer, Terry Considine, will participate in the Smith Barney 2004 REIT CEO Conference on Monday, March 1, 2004 at 10:15 a.m. eastern time. Mr. Considine will speak and participate in a roundtable discussion. The audio of Mr. Considine’s presentation and the roundtable discussion will be available live via conference call by calling 210-839-8683 (passcode: REIT 2) and will be available for replay by calling 402-220-0737. Please note that these are not toll free numbers. In addition, the written materials that accompany Mr. Considine’s presentation will be available on Aimco’s Website at the link: http://www.aimco.com/about/Financial/2004_REIT_CEO_Conference.pdf and are furnished herewith. The information contained on Aimco’s website is not incorporated by reference herein.

The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	March 2004 Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 1, 2004

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul J. McAuliffe
Paul J. McAuliffe Executive Vice President and Chief Financial Officer